UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2011

RLI Corp.

(Exact name of registrant as specified in its charter)

Illinois	001-09463	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindbergh Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          On February 10, 2011, Gerald D. Stephens informed RLI Corp. (“RLI”) that he will not stand for re-election to the Board of Directors of RLI upon conclusion of his term at the 2011 annual meeting of shareholders on May 5, 2011.

Furnished as Exhibit 99.1 and incorporated herein by reference is the press release issued by RLI announcing Mr. Stephens’ decision not to stand for re-election.

Item 8.01  Other Events.

On February 10, 2011, RLI announced that its Board of Directors approved a quarterly dividend on its common stock of $0.29 per share.  The dividend is payable on March 18, 2011, to shareholders of record as of February 28, 2011.

Furnished as Exhibit 99.1 and incorporated herein by reference is the press release issued by RLI announcing the quarterly dividend.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 10, 2011. This Exhibit is furnished pursuant to Item 5.02 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

99.2	Press Release, dated February 10, 2011. This Exhibit is furnished pursuant to Item 8.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLI CORP.

Date: February 10, 2011	By:	/s/ Daniel O. Kennedy
Daniel O. Kennedy
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 10, 2011. This Exhibit is furnished pursuant to Item 5.02 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

99.2	Press Release, dated February 10, 2011. This Exhibit is furnished pursuant to Item 8.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.